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                                                                 EXHIBIT 10(a)



                       AMENDMENT TO EMPLOYMENT AGREEMENT


         This Amendment to Employment Agreement ("Amendment") is made and entered into as of the 10th day of May, 1996, by and between Quaker State Corporation (the "Corporation"), a Delaware corporation, and Herbert M. Baum (the "Executive"), an individual currently residing in Dallas, Texas.

         WHEREAS, the Corporation and the Executive entered into an Employment Agreement (the "Agreement") dated as of August 1, 1994; and

         WHEREAS, the parties desire by this Amendment to modify certain terms of the Agreement;

         NOW, therefore, the Corporation and the Employee, in consideration of their mutual covenants herein, hereby agree as follows:

1. All capitalized terms used in this Amendment without definition shall have the meanings assigned to them in the Agreement.

2. Paragraph 1(a) of the Agreement is hereby amended and restated in its entirety to provide as follows:

                 (a) Employment. The Corporation hereby offers to employ the Executive, and the Executive hereby accepts such employment, for the term set forth in Paragraph 1(b).

3. The first sentence of Paragraph 2 of the Agreement is hereby amended and restated in its entirety to provide as follows:

                 2. Duties. During the period of employment from August 1, 1994 through June 30, 1995, the Executive shall serve as Chairman, President and Chief Executive Officer of the Corporation, and during the period of employment commencing July 1, 1995, the Executive shall serve as Chairman and Chief Executive Officer of the Corporation, and in each case, he shall have all powers and duties consistent with such positions subject to the direction of the Board.

4. Subparagraphs (a) and (b) of Paragraph 10 are hereby amended and restated in their entirety to provide as follows:

                 (a)      if to the Board or the Corporation, to:

                          Quaker State Corporation
                          225 East John Carpenter Freeway
                          Irving, Texas 75062
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                          Attention: Secretary

                 (b)      if to the Executive, to:

                          Herbert M. Baum
                          5101 Lakehill Court
                          Dallas, Texas 75220

         In witness whereof, the parties hereto have executed this Amendment as of the day and year first above written.

                                        QUAKER STATE CORPORATION


                                        By:     /s/  Conrad A. Conrad
                                                ---------------------

                                        Title:  Vice Chairman / CFO
                                                ---------------------


                                        EXECUTIVE


                                        /s/  Herbert M. Baum
                                        -----------------------------
                                        Herbert M. Baum